UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2008 (May 5, 2008)

RUB A DUB SOAP, INC.
 (Exact name of registrant as specified in its charter)

Nevada	0-52142	84-1609495
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 177 Chengyang Section
308 National Highway
Danshan Industrial Area
Qingdao, China, 266109
(Address of Principal Executive Offices)

86-532-8779-8766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On and effective May 5, 2008, Mr. Junbao Liang resigned as Chief Financial Officer of Rub A Dub Soap, Inc. (the “Company”).  Mr. Liang’s resignation is not in connection with any known disagreement with the Company on any matter.  Mr. Liang will continue as a director of the Company.

On and effective May 5, 2008, the Company appointed Ms. Xu Hailan, age 33, as Chief Financial Officer of the Company.  Since August 2007, Ms. Xu has been a Senior Assistant to Mr. Junbao Liang.  Prior to that, Ms. Xu was the Chief Financial Supervisor in Bahrfuss Yacht Company Limited Qingdao Branch from October 2005 to July 2007.  From February 2003 to December 2004, Ms. Xu was employed as a part-time accountant for Auckland Stock House in New Zealand.  Ms. Xu holds a Bachelor degree majored in Accountancy from Massey University in New Zealand.

On May 5, 2008, the Company and Ms. Xu entered into an employment agreement (the “Employment Agreement”), which is effective as of May 5, 2008 (the “Effective Date”).  The term of the Employment Agreement commences on the Effective Date and terminates on August 10, 2012.  Except some circumstances specified in the Employment Agreement, either party may terminate the Agreement upon thirty days notice.

The Employment Agreement provides, among other things, that Ms. Xu’s base salary will be US$1,146 per month (the “Salary”).  During the term of employment, the Company may adjust Ms. Xu’s Salary based on the market condition and Ms. Xu’s job performance.  The Employment Agreement also provides that the party who is in default must pay the other party liquidated damages.

The foregoing summary of the material terms and conditions of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

No family relationship exists between Ms. Xu and any directors or executive officers of the Company.  In addition, there has been no transaction, nor is there any currently proposed transaction between Ms. Xu and the Company that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 9.01

FINANCIAL STATEMENT AND EXHIBITS.

(d)

Exhibits.

Number	Description

10.1	Employment Agreement by and between China Valves Technology, Inc. and Xu Hailan, dated May 5, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUB A DUB SOAP, INC.

By:	/s/ Long Qin
Long Qin
President and Chief Executive Officer

Dated: May 7, 2008

EXHIBIT INDEX

Number	Description

10.1	Employment Agreement by and between Rub A Dub Soap, Inc. and Xu Hailan, dated May 5, 2008.